EXHIBIT 99.1

NEWS RELEASE

CONTACT:
Jean Fontana
646-277-1214
(Jean.Fontana@icrinc.com)

Stage Stores Addresses NYSE Listing Standards

HOUSTON, TX, March 18, 2020 -- Stage Stores, Inc. (NYSE: SSI) announced today that it received notification from the New York Stock Exchange (“NYSE”) on March 12, 2020 that the company is no longer in compliance with the NYSE continued listing criteria that requires listed companies to maintain an average closing share price of at least $1.00 over a consecutive 30 trading-day period.

The NYSE notification does not affect Stage Stores’ business operations or its Securities and Exchange Commission reporting requirements, nor does it conflict with or cause an event of default under the company’s credit facility.

Under NYSE’s rules, the company has a period of six months from receipt of the notice to regain compliance with the NYSE’s minimum share price requirement, subject to possible extension if the company determines to remedy the non-compliance by taking action that will require shareholder approval. The company’s common stock will continue to be listed and trade on the NYSE during this period, subject to Stage Stores compliance with other NYSE continued listing requirements.

About Stage Stores
Stage Stores, Inc. is a leading retailer of trend-right, name-brand values for apparel, accessories, cosmetics, footwear and home goods.  As of March 18, 2020, the company operates in 42 states through 447 BEALLS, GOODY'S, PALAIS ROYAL, PEEBLES, and STAGE specialty department stores and 232 GORDMANS off-price stores, as well as an e-commerce website at www.stage.com.  For more information about Stage Stores, visit the company’s website at corporate.stage.com.

Caution Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the company’s business, financial condition, results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, economic conditions, cost and availability of goods, inability to successfully execute strategic initiatives, competitive pressures, economic pressures on the company and its customers, freight costs, the risks discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”), and other factors discussed from time to time in the company’s other SEC filings. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in its public announcements and SEC filings.